VOYA EQUITY TRUST
Voya Large-Cap Growth Fund
(the “Fund”)
Supplement dated July 30, 2025
to the Funds’ Class A, Class C, Class I, Class R, Class R6, and Class W Shares’
Summary Prospectus and Prospectus, each dated September 30, 2024, as supplemented
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
In accordance with recent changes to regulatory disclosure requirements regarding investment company names, the Fund’s policy to invest in accordance with the investment focus that the Fund’s name suggests (the “80% Investment Policy”) is changed effective September 30, 2025 (the “Effective Date”), as set forth below.
Current 80% Investment Policy	New 80% Investment Policy as of the
Effective Date
Under normal market conditions, the Fund invests	Under normal circumstances, the Fund invests at
at least 80% of its net assets (plus borrowings for	least 80% of its net assets (plus the amount of any
investment purposes) in common stocks of large-	borrowings for investment purposes) in
capitalization companies.	investments tied to large-capitalization growth
companies.
For purposes of the New 80% Investment Policy, large-capitalization growth companies means companies with market capitalizations that fall within the capitalization range of companies within the Russell 1000® Growth Index and that the Fund expects to generate capital appreciation.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.